Exhibit 99.2

Blucora, Inc.

Q1 2014 Earnings

Supplemental Information

Table of Contents

Financial Information
Consolidated Financial Results	2
Reconciliation of Non-GAAP Financial Measures	4
Stock Price Sensitivity Analysis for Diluted Shares	5

Operating Metrics
Search	6
Tax Preparation	7
E-Commerce	8

Blucora Consolidated Financial Results

(in thousands except %s and net income per share, rounding differences may exist)

2012	2013	2014
FYE 12/31	1Q	2Q	3Q	4Q	FYE 12/31	1Q
Segment Revenue
Search	$344,814	$100,601	$94,497	$107,742	$125,624	$428,464	$106,765
Tax Preparation (1)	62,105	64,737	22,684	1,749	2,043	91,213	72,279
E-Commerce (2)	—	—	—	14,630	39,673	54,303	37,139

Total	$406,919	$165,338	$117,181	$124,121	$167,340	$573,980	$216,183

Segment Income (Loss) (3)
Search	$62,185	$18,270	$17,912	$21,319	$25,003	$82,504	$19,230
Tax Preparation (1)	30,052	30,784	14,438	(1,605)	(3,018)	40,599	37,402
E-Commerce (2)	—	—	—	906	4,061	4,967	3,478

Total	$92,237	$49,054	$32,350	$20,620	$26,046	$128,070	$60,110

Segment Income (Loss) % of Revenue
Search	18%	18%	19%	20%	20%	19%	18%
Tax Preparation	48%	48%	64%	(92%)	(148%)	45%	52%
E-Commerce	na	na	na	6%	10%	9%	9%

Total	23%	30%	28%	17%	16%	22%	28%

Unallocated Corporate Operating Expense (3)	$11,798	(4)	$3,198	$3,135	$4,025	(5)	$3,471	$13,829	$3,222

Adjusted EBITDA	$80,439	$45,856	$29,215	$16,595	$22,575	$114,241	$56,888

Other Unallocated (3)
Stock-based compensation	$13,223	(6)	$2,485	$2,753	$3,252	(7)	$3,037	$11,527	$3,408
Depreciation	3,812	1,003	990	1,126	1,357	4,476	1,395
Amortization of intangible assets	19,199	5,109	5,095	6,090	(8)	7,495	23,789	7,469
Interest income	(131)	(55)	(109)	(42)	(94)	(300)	(108)
Interest expense	3,522	1,148	2,890	(9)	2,669	2,756	9,463	3,015
Amortization of debt issuance costs	820	107	476	(9)	258	267	1,108	281
Accretion of debt discounts	325	161	949	(9)	862	866	2,838	906
(Gain) loss on derivative instrument	2,346	(348)	2,323	3,956	5,721	(10)	11,652	—
Impairment of equity investment in privately-held company	—	—	—	3,711	—	3,711	—
Loss on debt extinguishment and modification expense	—	—	—	1,593	—	1,593	—
Other (income) loss, net	(205)	(8)	(225)	111	(320)	(442)	(25)

Total	$42,911	$9,602	$15,142	$23,586	$21,085	$69,415	$16,341

Income (Loss) Before Taxes	$37,528	$36,254	$14,073	$(6,991)	$1,490	$44,826	$40,547

Income Tax (Benefit) Expense
Cash	$1,443	$1,472	$435	$(517)	$498	$1,888	$2,241
Non-cash (11)	13,559	11,174	5,232	7	2,126	18,539	12,319

Total	$15,002	$12,646	$5,667	$(510)	$2,624	$20,427	$14,560

GAAP Net Income (Loss)	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399	$25,987
GAAP Net Income (Loss) Per Share - diluted	$0.54	$0.53	(12)	$0.20	$(0.16)	$(0.03)	$0.56	$0.58

Non-GAAP Net Income	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694	$50,003
Non-GAAP Net Income Per Share - diluted	$1.70	$0.95	$0.58	$0.30	(13)	$0.40	(14)	$2.25	$1.12

Outstanding Shares	40,832	40,933	41,143	41,176	42,083	42,083	42,203
Basic Shares - GAAP	40,279	40,911	41,050	41,088	41,566	41,201	42,162
Diluted Shares - GAAP	41,672	44,294	42,724	41,088	41,566	43,480	44,521

Cash & Short-term Investments	$162,288	$401,677	$415,493	$248,382	$333,705	$333,705	$336,390
Outstanding Debt - Principal Amount (15)	74,496	275,746	265,746	266,634	322,634	322,634	278,634

Net Cash	$87,792	$125,931	$149,747	$(18,252)	$11,071	$11,071	$57,756

Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)	On January 31, 2012, we acquired TaxACT, Inc. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts for 2012 represented the results of operations for the TaxACT business from January 31, 2012 to December 31, 2012.
(2)	On August 22, 2013, we acquired Monoprice, Inc. Amounts for 2013 represented the results of operations for the Monoprice business from August 22, 2013 to December 31, 2013.
(3)	We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, depreciation, amortization of intangible assets, other income/loss, net, or income tax benefit/expense to the reportable segments. The general and administrative costs are included in Unallocated Corporate Operating Expense.
(4)	Amount included $1.1 million in transaction costs related to the TaxACT acquisition.
(5)	Amount for 3Q13 included $0.6 million in transaction costs related to the Monoprice acquisition.
(6)	Amount included $5.2 million in stock-based compensation in association with the modification of the terms of a warrant and the vesting of non-employee performance-based stock options upon completion of the TaxACT acquisition.
(7)	In 3Q13, $0.5 million in stock-based compensation was recorded in association with the vesting of performance-based stock options upon completion of the Monoprice acquisition.
(8)	Amount for 3Q13 included $1.0 million related to amortization of acquired intangible assets related to the Monoprice acquisition.
(9)	Interest expense, amortization of debt issuance costs, and accretion of debt discounts included amounts associated with the Convertible Senior Notes issued on March 15, 2013.
(10)	Warrant was exercised during 4Q13.
(11)	Amounts represent the non-cash portion of income tax expense from continuing operations. We exclude the non-cash portion of income tax expense because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of US federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.
(12)	Calculation excluded the income effect of a dilutive derivative instrument and the Convertible Senior Notes in 1Q13. Related to the Notes, we received shareholder approval for flexible settlement in May 2013.
(13)	Calculation used 43,142,000 diluted shares due to non-GAAP net income.
(14)	Calculation used 45,716,000 diluted shares due to non-GAAP net income.
(15)	2012 included the TaxAct 2012 credit facility, issued in January 2012 in connection with the TaxAct acquisition and refinanced during 3Q13 on more favorable terms (the TaxAct 2013 credit facility), 1Q13 included the Convertible Senior Notes issued in March 2013, and 4Q13 included the Monoprice 2013 credit facility issued in November 2013.

Blucora Reconciliation of Non-GAAP Financial Measures (1)

(in thousands except net income per share, rounding differences may exist)

	2012	2013					2014
	FYE 12/31	1Q	2Q	3Q	4Q	FYE 12/31	1Q
Adjusted EBITDA
Net income (loss) (2)	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399	$25,987
Stock-based compensation	13,223	2,485	2,753	3,252	3,037	11,527	3,408
Depreciation	3,812	1,003	990	1,126	1,357	4,476	1,395
Amortization of intangible assets	19,199	5,109	5,095	6,090	7,495	23,789	7,469
Other loss, net (3)	6,677	1,005	6,304	13,118	9,196	29,623	4,069
Income tax (benefit) expense	15,002	12,646	5,667	(510)	2,624	20,427	14,560

Adjusted EBITDA	$80,439	$45,856	$29,215	$16,595	$22,575	$114,241	$56,888

Non-GAAP Net Income
Net income (loss) (2)	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399	$25,987
Stock-based compensation	13,223	2,485	2,753	3,252	3,037	11,527	3,408
Amortization of acquired intangible assets	19,199	5,109	5,095	6,090	7,495	23,789	7,469
Accretion of debt discount on Convertible Senior Notes	—	132	841	843	858	2,674	874
(Gain) loss on derivative instrument	2,346	(348)	2,323	3,956	5,721	11,652	—
Impairment of equity investment in privately-held company	—	—	—	3,711	—	3,711	—
Loss on debt extinguishment and modification expense	—	—	—	1,593	—	1,593	—
Cash tax impact of adjustments to GAAP net income	(93)	(163)	(17)	(1)	(8)	(189)	(54)
Non-cash income tax expense(1)	13,559	11,174	5,231	7	2,126	18,538	12,319

Non-GAAP net income(4)	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694	$50,003

Non-GAAP Net Income Per Share
Non-GAAP net income	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694	$50,003
Non-GAAP net income per share	$1.70	$0.95	$0.58	$0.30	$0.40	$2.25	$1.12
Diluted shares	41,672	44,294	42,724	43,142	45,716	43,480	44,521

(1)	For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, please see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure in exhibit 99.1 to this Current Report on Form 8-K.
(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)	Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, loss on debt extinguishment and modification expense, gains or losses on derivative instrument, other-than-temporary impairment losses on equity investments, and adjustments to the fair values of contingent liabilities related to business combinations.
(4)	We define Non-GAAP net income differently effective with 1Q13 to include accretion of debt discount on Convertible Senior notes and effective with 3Q13 to include other-than-temporary impairment losses on equity investments and loss on debt extinguishment and modification expense. Our new definition of non-GAAP net income did not impact presentation of this non-GAAP financial measure for prior periods.

Blucora Stock Price Sensitivity Analysis for Diluted Shares

(in thousands except share prices)

The following table illustrates the potential impact of a change in average stock price on the number of shares included in diluted shares associated with the conversion premium on the convertible notes:

Stock Price	Diluted shares(a)
$21.66	—	(b)
$22.00	144
$22.50	347
$23.00	541
$23.13	591	(c)
$23.50	728
$24.00	906
$24.50	1,077
$25.00	1,241
$25.50	1,399
$26.00	1,551
$26.50	1,697
$27.00	1,838
$27.50	1,973
$28.00	2,104
$28.50	2,230
$29.00	2,352
$29.50	2,470
$30.00	2,583

(a)	Indicative shares associated with conversion premium on convertible notes
(b)	Approximate conversion price
(c)	Average stock price and dilutive share impact for current quarter

Blucora Operating Metrics - Search

	2012	2013					2014
	FYE 12/31	1Q	2Q	3Q	4Q	FYE 12/31	1Q
Revenue by source
Owned & Operated (B2C)	12%	12%	15%	19%	20%	17%	22%
Distribution (B2B)	88%	88%	85%	81%	80%	83%	78%

Blucora Operating Metrics - Tax Preparation

(in thousands except %s, rounding differences may exist)

	Three months ended			Tax season ended
Consumer e-files	March 31, 2014	March 31, 2013	% change	April 16, 2014	April 16, 2013	% change
TaxACT desktop e-files	174	190	(9%)	246	270	(9%)
TaxACT online e-files	4,022	3,855	4%	5,067	4,865	4%

TaxACT sub-total e-files	4,196	4,045	4%	5,313	5,135	3%
TaxACT Free File Alliance e-files (1)	166	111	49%	210	147	43%

TaxACT total e-files	4,362	4,156	5%	5,523	5,282	5%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.

Blucora Operating Metrics - E-Commerce

	1Q13	2Q13	3Q13	4Q13	FY 2013	1Q14
Order numbers % change (1)	16%	22%	15%	10%	15%	(2%)

(1)	Figures represent increase (decrease) in order numbers as compared to the comparable prior period